UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
FIRST AMENDED

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)
February 11 2010

Amerelite Solutions, Inc.

 (Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-52846	76-0766174
(Commission File Number)	(IRS Employer Identification No.)

 3122 W. Clarendon Ave., Phoenix, AZ 85017

(Address of Principal Executive Offices)      (Zip Code)

(602) 233-0540

(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

On August 6, 2009, (the “engagement date”), the Registrant’s Board of Directors approved the appointment of Seale and Beers, CPAs as the Registrant’s new independent registered public accounting firm following the demise of the Companies prior audit firm of Moore Chartered and Associates.  The firm of Seale and Beers was immediately engaged to review the interim financial information of AmerElite Solutions, Inc. as of June 30, 2009, and for the period(s) then ended for the purpose of determining whether any material modification should be made to the interim financial information for it to conform with accounting principles generally accepted in the United States of America.

The Company repeatedly asked Seale and Beers to conform to the reasonable delivery of the interim audit during the 6 months following the engagement. As of February 11, 2010, the firm of Seale and Beers still had not completed their review of the Registrant’s second quarter (June 30, 2009) financial information.

On February 11, 2010 the Registrant notified Seale and Beers via letter of termination that stated, "We are truly sorry, but it’s obvious that the transition from Moore Chartered to Seale and Beers has rendered your firm incapable of delivering our current and future reviews and audits on a timely basis " (emphasis added).

The new accounting firm of Ronald R Chadwick PC,  has been engaged to audit December 31, 2008, review quarters ending Mar. 31, 2009, June 30, 2009, Sept. 30, 2009 and audit Year End  Dec. 31, 2009. During the two most recent fiscal years and the interim periods preceding the engagement, the registrant has not consulted Ronald R. Chadwick CPA regarding any of the matters set forth in Item 304(a)(2) of Regulation S-K.

AmerElite’s Directors, being faced with being over six (6) months late in its filings concluded that they could not risk a continuance of delays in past due filings or the 10K for Dec. 31, 2009. The delays from Seale and Beers in reference to the amount of time it was taking to complete the first, and only, project on behalf of the Registrant was the basis on which the Directors took action to engage new auditors.

The registrant has requested that Seale and Beers CPAs furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. The letter is attached as an exhibit to this Form 8-K.

The Company adamantly disagrees with the bullet points now being added to the second edition of the Seale & Beers 16.1 letter concerning our amended 8K filing that  explains the reasons for our termination of their services.

Amerelite's management never had any disagreements whatsoever concerning the application of Generally Accepted Accounting Standards by Seale & Beers.

Management refers the reader back to the company's 8K dated February 11, 2010 which stated, " During the registrant's most recent fiscal year and the subsequent interim periods and through February 11,2010, there were no disagreements with Seale and Beers CPAs whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Seale and Beers CPAs satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the registrant's financial statements". After reviewing the above statement Seale and Beers filed their 16.1 letter dated, February 17, 2010 that stated " We have read the Company's statements included under Exhibit 16.1 of its form 8K dated February 11, 2010, and we agree with such statements contained therein ".

ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

a)    Not Applicable.

b)    Not Applicable.

c)    Exhibits

Exhibit No.	Description of Exhibit
16.1	Letter from Seale and Beers, CPAs dated March 25, 2010 to the Securities and Exchange Commission regarding statements included in this Form 8-KA

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 25, 2010
By: /s/ Robert L. Knapp

Name:   Robert L. Knapp
Title:  Principal Executive Officer
           Principal Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
16.1	Letter from Seale and Beers, CPAs dated March 25, 2010 to the Securities and Exchange Commission regarding statements included in this Form 8-KA

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